                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): APRIL 22, 2003


                             BELL MICROPRODUCTS INC.
             (Exact name of Registrant as Specified in its Charter)


                                   CALIFORNIA
                 (State or Other Jurisdiction of Incorporation)



         000-21528                                            94-3057566
 (Commission File Number)                                   (IRS Employer
                                                          Identification No.)


                              1941 RINGWOOD AVENUE
                         SAN JOSE, CALIFORNIA 95131-1721
              (Address of Principal Executive Offices and Zip Code)


                                 (408) 451-9400
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Financial statements:  None.

                  (b)      Pro forma financial information:  None.

                  (c)      Exhibits:

                           99.1     Press Release dated April 22, 2003

ITEM 9.           REGULATION FD DISCLOSURE.

         The following information is furnished in satisfaction of Item 12 "Disclosure of Results of Operations and Financial Condition" of Form 8-K and is being presented under Item 9 "Regulation FD Disclosure" of Form 8-K as instructed in the Securities and Exchange Commission's guidance provided in Release No. 33-8216.

         On April 22, 2003, Bell Microproducts Inc. issued a press release announcing its 2003 first quarter financial results and the Company's focus on cost reduction. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     BELL MICROPRODUCTS INC.


                                     By   /s/ James E. Illson
                                       ----------------------------------------
Date:  April 24, 2003                  James E. Illson
                                       Executive Vice President, Finance  and
                                       Operations and Chief Financial Officer








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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             BELL MICROPRODUCTS INC.
                            EXHIBIT INDEX TO FORM 8-K



Date of Report:                                             Commission File No.:
April 22, 2003                                                         000-21528



EXHIBIT NO.                ITEM

   99.1                    Press Release dated April 22, 2003